EQ ADVISORS TRUSTSM

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

SUPPLEMENT DATED DECEMBER 19, 2018 TO THE SUMMARY PROSPECTUS DATED AUGUST 1, 2018

This Supplement updates certain information contained in the Summary Prospectus of the EQ/Franklin Strategic Income Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated August 1, 2018. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding portfolio managers’ changes to the following Portfolio (the “Portfolio”):

EQ/Franklin Strategic Income Portfolio

Effective December 31, 2018, Christopher J. Molumphy will no longer serve as a member of the team that is responsible for the securities selection, research and trading for the Portfolio. All references to Christopher J. Molumphy, contained the Summary Prospectus with respect to the Portfolio are hereby deleted in their entirety.

Effective December 31, 2018, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio — Sub-Adviser: Franklin Advisers, Inc. (“Franklin Advisers” or “Sub-Adviser”)”, is amended to include the following:

Name	Title	Date Began Managing the Portfolio
Sonal Desai	Executive Vice President and Chief Investment Officer of Franklin Fixed Income Group	December 2018